UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 23, 2008

EMERGING VISION, INC.
(Exact name of registrant as specified in its charter)

New York	No.001-14128	No.11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard
   Garden City, New York 11530
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 390-2100

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 23, 2008, Emerging Vision, Inc’s (the “Company”) independent inspector of election, Broadridge Financial Solutions, Inc., certified the voting results of the Company’s 2008 Annual Meeting of Shareholders  (the "Annual Meeting"), held on May 23, 2008.  Having received approximately 86.3% of the votes cast, Christopher G. Payan, Jeffrey Rubin and Joel Gold have been re-elected to serve as Class II directors of the Company, for a term of two (2) years expiring in 2010.  Approximately 57.0% of the Company’s outstanding shares were voted at the meeting.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release, dated May 27, 2008, issued by Emerging Vision, Inc.

[Signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By:   /s/ Brian P. Alessi
Name: Brian P. Alessi
Title:   Chief Financial Officer

Date:           May 27, 2008